Exhibit 10.1

                            STOCK EXCHANGE AGREEMENT
                           --------------------------

     This STOCK EXCHANGE AGREEMENT (this "Agreement") is dated as of January 13, 2005, by and among National Parking Systems, Inc., a Nevada corporation ("Purchaser" or "NPS"), Marc Ebersole ("Ebersole") and the several holders of the preferred stock of ABS Holding Company, Inc. and BH Holding Company, Inc. appearing on the signature page hereto (collectively the "Preferred Holders," and, together with Ebersole, the "Sellers").

     WHEREAS, ABS Holding Company, Inc. ("ABS"), BH Holding Company, Inc. ("BH," and, together with ABS, the "Company") and the Sellers have determined that it is in the best interest of the Company and its shareholders to arrange for the sale of all of the issued and outstanding shares of capital stock of the Company, including all issued and outstanding shares of common stock (the "Seller Common Stock"), and all issued and outstanding shares of Preferred stock (the "Seller Preferred Stock," and, together with the Seller Common Stock, the "Securities").
     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                       PURCHASE AND SALE OF COMPANY STOCK
                    ---------------------------------------

     Section  1.1  Sale  of  Stock.  Subject  to the terms and conditions herein
                   ---------------
stated, the Sellers each hereby sell to Purchaser, and the Purchaser hereby purchases from the Sellers, (i) 1,000 shares of Seller Preferred Stock of ABS, and (ii) 1,000 shares of Seller Preferred Stock of BH, and (iii) all issued and outstanding Seller Common Stock of BH and ABS.

     Section  1.2  Purchase Price.  On the Closing Date, Purchaser shall deliver
                   --------------
to the Sellers in accordance with Schedule 1, the following consideration (the "Purchase Price"):

     a.  Common  Stock  Purchase  Price.
          i. In exchange for the Seller Common Stock, NPS shall issue 32,600,000 shares of NPS common stock (the "Management Common Stock"), which shall be restricted shares, and which shall be subject to a two-year lock-up agreement.
          ii. Mr. Ebersole shall enter into a non-competition agreement with the Company providing that Mr. Ebersole shall not engage in the business of valet parking, vehicle immobilization, or any other parking-related business in which the Company operates during the period of Mr. Ebersole's employment with the Company. The term of such non-competition agreement shall extend to the date which is the later of three years from the Closing Date, or one year from the last day upon which Mr. Ebersole remains employed by the Company.

     b. Preferred Stock Purchase Price. In exchange for the Seller Preferred Stock, NPS shall issue the following securities (the "Preferred Stock Purchase Securities"):
          i.   7,750,000  shares  of  NPS  common  stock;  and
          ii. A Debenture in the amount of $86,750 which bear no interest, and shall be in the form attached hereto as Schedule A.

     c. Assumption of Debt. Purchaser shall become a party to, and the Company and Purchaser shall re-execute, that certain Senior Secured Convertible Debenture owed by the Company, which has a current principal balance of $285,000, and shall execute and perfect such security instruments, including without limitation UCC-1 Financing Statements, as shall be required by the holder of such debenture.

     Section  1.3  Closing.  The  closing  of  the  transactions  referred to in
                   -------
Section 1.1 hereof (the "Closing") shall take place as of the date hereof, or at such other time as the parties may agree upon. Such time and date are herein referred to as the "Closing Date."

     Section  1.4  Tax  Free Transfers. The transactions referred to in Sections
1.1  and  1.2 hereof, are intended to qualify for tax free treatment pursuant to
Section 351 of the Internal Revenue Code of 1986, as amended and applicable Nevada provisions. Immediately following the transfers described in Sections 1.1 and 1.2 hereof, the Sellers will own in excess of eighty percent of the total combined voting power of all classes of stock entitled to vote and in excess of eighty percent of the total number of shares of all other classes of stock of NPS.

                                        ARTICLE  II

                           REPRESENTATIONS OF COMPANY
                          ----------------------------

     Ebersole hereby represents and warrants, with respect to BH, as follows, and with respect to ABS, to his best knowledge after due inquiry, as follows:

     Section  2.1  Company  Stock.  All  of  the  shares of capital stock of the
                   --------------
Company have been duly authorized. The Sellers respectively own the Securities free and clear of any liens or encumbrances of any type or nature whatsoever, and each has full right, power and authority to exchange the Securities that are owned by each hereunder without qualification. There are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any capital stock or other securities of ABS or BH, or any of their respective subsidiaries, except for those which will be cancelled on or prior to the Closing Date.

Section  2.2.  Corporate  Status.  Each  of  ABS  and  BH  is a corporation duly
               -----------------
incorporated, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of their respective businesses or the character or ownership of their respective properties makes such licensing or qualification necessary.

     Section 2.3  Authorization and Validity of Agreement.  The Company has full
                  ---------------------------------------
power and authority (corporate or otherwise) to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming the due execution of this Agreement by Purchaser, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

     Section  2.4  Consents  and  Approvals;  No  Violations.  The execution and
                   -----------------------------------------
delivery of this Agreement by the Company and the consummation by the Company of the purchase and sale of the Securities as contemplated herein and the other transactions contemplated hereby (a) will not violate the provisions of the Articles of Incorporation or bylaws of the Company, (b) will not violate any statute, rule, regulation, order or decree of any public body or authority by which the Company is bound or by which any of their respective properties or assets are bound, (c) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any United States governmental or regulatory body, agency or authority on or prior to the Closing Date (as defined in Section 1.3), and (d) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of the Company under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which the Company is a party, or by which they or any of its properties or assets may be bound.

          Section  2.5     Financial  Statements.   The  financial statements of
                           ---------------------
the Company furnished to the Purchaser, consisting of unaudited interim financial statements for the period ended December 31, 2002, December 31, 2003 and June 30, 2004, are correct and fairly present the financial condition of the Company as of these dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein. These financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          Section  2.6     Undisclosed  Liabilities.   Except  as  set  forth on
                           ------------------------
Schedule 2.6, the Company has no material liabilities of any nature except to the extent reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due.

          Section  2.7     Interim  Changes.   Except  as  set forth in Schedule
                           ----------------
2.7, since the dates of its balance sheet, there have been no (i) changes in the financial condition, assets, liabilities or business of the Company, which in the aggregate, have been materially adverse; (ii) damages, destruction or loss of or to the property of the Company, payment of any dividend or other distribution in respect of the capital stock of the Company or any direct or indirect redemption, purchase or other acquisition of any such stock; or (iii) increases paid or agreed to in the compensation, retirement benefits or other commitments to their employees.

          Section  2.8     Title  to  Property.  The  Company  has  good  and
                           -------------------
marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in its balance sheets, and the properties and assets of the Company are subject to no mortgage, pledge, lien or encumbrance, except as reflected in the financial statements of the Company, with respect to which no default exists.

          Section  2.9     Litigation.   Except  as  set  forth in Schedule 2.9,
                           ----------
here is no litigation or proceeding pending, or to the knowledge of the Company, threatened, against or relating to the Company or its properties or business, except litigation which is not expected to have any material adverse effect on the Company. Further, no officer, director or person who may be deemed to be an affiliate of the Company is party to any material legal proceeding which could have an adverse effect on the Company (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to the Company.

          Section  2.10     Books and Records.   From the date of this Agreement
                            -----------------
to the Closing, Sellers will cause Company to (i) give to NPS and its representatives full access during normal business hours to all of Company offices, books, records, contracts and other corporate documents and properties so that NPS may inspect and audit them; and (ii) furnish such information concerning the properties and affairs of Company as NPS may reasonably request.

          Section  2.11     Tax Returns.   Except as set forth in Schedule 2.11,
                            -----------
Company has filed all federal and state income or franchise tax returns that have been required to be filed by it or has received currently effective extensions of the required filing dates.

          Section  2.12     Confidentiality.   Until  the  Closing  (and
                            ---------------
continuously if there is no Closing), NPS and their representatives will keep confidential any information which they obtain from Sellers concerning their properties, assets and business.

          Section  2.13     Environmental Matters.  Company and the Sellers have
                            ---------------------
no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of Company or its predecessors. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," " hazardous materials" or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

          Section  2.14     Access to Information Regarding NPS. The Company and
                            ----------------------------------
the Sellers acknowledge that NPS has delivered them copies of what has been represented to be documentation containing all material information respecting NPS and its present and contemplated business operations, potential acquisitions, management and other factors, by personal delivery to them and/or by notification of access to the reports and registration statements of NPS that contain such information in the EDGAR Archives of the Securities and Exchange Commission at www.sec.gov; that they have had a reasonable opportunity to review such documentation and to discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the sole director and executive officer of NPS, and with the legal and accounting firms of NPS, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                  ARTICLE III

                    INVESTMENT AND PURCHASER REPRESENTATIONS
                  -------------------------------------------

     Section 3.1. To the best of NPS's actual knowledge, NPS hereby represents and warrants to the Sellers that:

     (a)  Common  Stock.  All of the common stock of the Purchaser upon issuance
          -------------
will be duly authorized, validly issued, fully paid and are non-assessable. Upon issuance, the Common Stock and other purchase consideration shall be duly authorized, validly issued, fully paid and non-assessable.

     (b)  Authorization and Validity of Agreement.  The Purchaser has full power
          ---------------------------------------
and authority (corporate or otherwise) to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and, assuming the due execution of this Agreement by each of the Sellers, is a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

     (c)  Consents  and Approvals; No Violations.  The execution and delivery of
          --------------------------------------
this Agreement by the Purchaser and the consummation by the Purchaser of the purchase and sale of the Securities as contemplated herein and the other transactions contemplated hereby (a) will not violate the provisions of the Articles of Incorporation or Bylaws of the Purchaser, (b) will not violate any statute, rule, regulation, order or decree of any public body or authority by which the Purchaser is bound or by which any of its properties or assets are bound, (c) will not require any filing with, or permit, consent or approval of, or the giving of any notice to, any United States governmental or regulatory body, agency or authority on or prior to the Closing Date (as defined in Section 1.3), and (d) will not result in a violation or breach of, conflict with, constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon any of the properties or assets of the Purchaser under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or any other instrument or obligation to which the Purchaser is a party, or by which they or any of its properties or assets may be bound.

     (d)  Organization  and Good Standing.  NPS is a corporation duly organized,
          ---------------------------------
validly existing and in good standing under the laws of Nevada and is qualified to do business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on NPS.

     (e)  Capitalization. NPS's authorized capital stock consists of 300,000,000
          --------------
shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock. A total of 43,425,000 shares of common stock will be issued and outstanding after consummation of the transactions set forth herein, and no shares of preferred stock are issued. All of the issued and outstanding shares of NPS common stock were or will be duly authorized for issuance and are validly issued, fully paid and non-assessable. There are no options, warrants, convertible securities, any rights of first refusal, any preemptive rights or any other right to acquire equity securities of NPS outstanding, except for those which will be cancelled on or prior to the Closing Date.

     (f)  Subsidiaries.  NPS  does  not,  or  at  closing  will not, directly or
          ------------
indirectly, own any shares of any capital stock or other equity interest in, has not made any investment in, and does not control or have any proprietary interest in, any corporation, partnership, joint venture or other business association or entity.

     (g)  SEC  Documents. NPS has filed reports required to be filed by it under
          --------------
the Securities Act of 1933, as amended (the "Securities Act") and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to
Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as NPS was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports"). The SEC Documents constitute all of the documents and reports that NPS filed with the SEC pursuant to the Exchange Act and the rules and regulations promulgated thereunder by the SEC since January 1, 2004. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of NPS included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP") (except, in the case of unaudited statements, as permitted by the applicable form under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of NPS as of the dates thereof and its statements of operations, shareholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments which were and are not expected to have a material adverse effect on NPS, its business, financial condition or results of operations).
Except as and to the extent set forth on the consolidated balance sheet of NPS June 30, 2004, NPS has no liability or obligation of any nature (whether accrued, absolute, contingent or otherwise and whether required to be reflected on a balance sheet or not); provided, that as of or prior to the Closing Date, all liabilities reflected in such balance sheet shall have been settled, and NPS will complete the divestiture of its wholly-owned subsidiary as of the Closing Date.

     (h)  Financial  Statements.
          ----------------------

          (1) Included in the SEC Documents are the audited balance sheets of NPS December 31, 2003 and 2002, and the related consolidated statements of operations and shareholders' deficit, and cash flows for the years then ended, and for the period January 1, 2002 through December 31, 2003, together with the report thereon (except with respect to continuation as a going concern) of NPS's independent auditor (collectively, "NPS's Audited Financials").

          (2) NPS's Audited Financials are (i) in accordance with the books and records of NPS, (ii) correct and complete, (iii) fairly present the financial position and results of operations of NPS as of the dates indicated, and (iv) prepared in accordance with U.S. GAAP (except that (x) unaudited financial statements may not be in accordance with U.S. GAAP because of the absence of footnotes normally contained therein, and (y) interim (unaudited) financials are subject to normal year-end audit adjustments that in the aggregate will not have a material adverse effect on NPS, its business, financial condition or results of operations).

     (i) Public Listing of NPS. NPS has never been listed on any national stock exchange or national market system in the United States or elsewhere except the NASD OTC Bulletin Board ("OTCBB"), and its common stock is currently quoted on the OTCBB. Since its last application for quotation on the OTCBB was approved, NPS has not received notice from the OTCBB to the effect that NPS is not in compliance with the listing or maintenance requirements of the OTCBB. NPS is, and has no reason to believe that it will not, in the foreseeable future, continue to be, in compliance with all such listing and maintenance requirements. The market price for NPS's common stock is arbitrary, and does not reflect the actual value of its common stock, and NPS expects this to be the case for the foreseeable future until such time, if ever, as a liquid market shall develop for NPS's common stock and NPS receives proper analyst coverage. There can be no assurance that there will ever be a liquid market for NPS's securities or that NPS will ever receive any analyst coverage.

     (j)  Litigation.  Other  than  as disclosed in the SEC Reports, there is no
          ----------
suit, action, proceeding, investigation, claim or order pending or, to the knowledge of NPS, threatened against NPS, or to which NPS is otherwise a party, before any court, or before any governmental department, commission, board, agency, or instrumentality; nor to the knowledge of NPS is there any reasonable basis for any such action, proceeding or investigation.

     (k)  Governmental Consents. All consents, approvals, orders, authorizations
          ---------------------
or registrations, qualifications, designations, declarations or filings with any U.S., federal or state governmental authority on the part of NPS required in connection with the consummation of the transactions contemplated herein shall have been obtained prior to and be effective as of the Closing.

     (l)  Third  Party  Consents. All third party consents, approvals, orders or
          ----------------------
authorizations required to be obtained by NPS in connection with the consummation of the transactions contemplated herein have been obtained.

     (m) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by NPS to arise, between the accountants and lawyers presently employed by NPS and NPS is current with respect to any fees owed to its accountants and lawyers.

     (n)     Disclosure.  The  representations  and warranties and statements of
             ----------
fact made by NPS in this Agreement are accurate, correct and complete in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained herein not false or misleading.

     Section 3.2 Investment Representations. The Purchaser hereby represents to the Sellers that:

     (a) Purchaser has such knowledge and experience in financial and business matters so as to be capable of evaluating and understanding, and has evaluated and understood, the merits and risks of an investment in the Company and the acquisition of securities of the Company, and Purchaser has been given the opportunity to (i) obtain information and to examine all documents relating to the Company and the Company's business, to (ii) ask questions of, and to receive answers from, the Company concerning the Company, the Company's business and the terms and conditions of an investment in the Company, and to (iii) obtain any additional information, to the extent the Company possesses such information or could acquire such information without unreasonable effort or expense, necessary to verify the accuracy of any information previously furnished. All such questions have been answered to Purchaser's full satisfaction, and all information and documents, records and books pertaining to an investment in the Company which Purchaser has requested have been made available to Purchaser.

     (b) Purchaser is able to bear the substantial economic risks of Purchaser's investment in the Company and the purchase of securities of the Company in that, among other factors, Purchaser can afford to hold securities of the Company for an indefinite period and can afford a complete loss of Purchaser's investment in the Company.

     (c) No material adverse change in Purchaser's financial condition has taken place during the past twelve (12) months, and Purchaser will have sufficient liquidity with respect to Purchaser's net worth for an adequate period of time to provide for Purchaser's needs and contingencies.

     (d) Purchaser is relying on the representations and warranties contained herein, and on the information provided by the Sellers with respect to an investment in the Company and the acquisition of securities of the Company, and has neither received nor relied on any communication from the Company, the Company's officers or the Company's agents regarding any tax advice relating to an investment in the Company and the acquisition of securities of the Company.

     (e) Purchaser recognizes that investments in the Company involve substantial risks in that, among other factors: (i) successful operation of the Company depends on factors beyond the control of the Company; (ii) an investment in the Company is a speculative investment and involves a high degree of risk of loss; (iii) the Company is engaged in an industry which is highly competitive and subject to substantial risks relating to rapid technological change, fierce competition, uncertain markets and an uncertain customer base; (iv) retention of key employees is critical to the Company's business; (v) the Company has a limited amount of working capital available to it; and (vi) there will be no public market for securities of the Company acquired by Purchaser hereunder and, accordingly, it may not be possible to liquidate an investment in the Company in case of immediate need of funds or any other emergency, if at all. Purchaser has taken full cognizance of, and understands, such risks and has obtained sufficient information to evaluate the merits and risks of an investment in the Company and the acquisition of securities of the Company.

     (f) Purchaser confirms that none of the Company's officers nor any of the Company's agents have made any warranties concerning an investment in the Company, including, without limitation, any warranties concerning anticipated financial results, or the likelihood of success of the operations, of the Company.

     (g) Securities of the Company are acquired by Purchaser for Purchaser's own account, for investment and not with a view to, or in connection with, any public offering or distribution of the same and without any present intention to sell the same at any particular event or circumstances. Purchaser has no agreement or other arrangement with any person to sell, transfer or pledge any part of securities of the Company which would guarantee Purchaser any profit or provide any guarantee to Purchaser against any loss with respect to securities of the Company.

     (h) Purchaser understands that no federal, state or other governmental agency of the United States or any other territory or nation has passed on or made any recommendation or endorsement of an investment in securities of the Company.

     (i) Purchaser understands that securities of the Company have not been registered under the United States Securities Act of 1933, as amended (the
"Act") or applicable state or other securities laws, and securities of the Company are offered and sold under an exemption from registration provided by such laws and the rules and regulations thereunder; further, Purchaser understands that the Company is under no obligation to register securities of the Company or to comply with any applicable exemption under any applicable securities laws with respect to securities of the Company. Purchaser must bear the economic risks of an investment in the Company for an indefinite period of time because it is not anticipated that there will be any market for securities of the Company and because securities of the Company cannot be resold unless subsequently registered under applicable securities laws or unless an exemption from such registration is available. Purchaser also understands that the exemption provided by Rule 144 under the Act may not be available because of the conditions and limitations of such Rule, and that in the absence of the availability of such Rule, any disposition by Purchaser of any portion of securities of the Company may require compliance with some other exemption under the Act.

     (j) Purchaser has been informed that legends referring to the restrictions indicated herein are placed on the certificate(s) evidencing securities of the Company held by Purchaser.

     (k) Purchaser agrees that the foregoing representations and warranties will survive the sale of securities of the Company to Purchaser, as well as any investigation made by any party relying on same.

     Section 3.3 Seller Investment Representations. The Sellers each hereby represent to the Purchaser, jointly but not severally, that:

     (a) Each Seller has such knowledge and experience in financial and business matters so as to be capable of evaluating and understanding, and has evaluated and understood, the merits and risks of an investment in the Purchaser and the acquisition of securities of the Purchaser, and Seller has been given the opportunity to (i) obtain information and to examine all documents relating to the Purchaser and the Purchaser's business, to (ii) ask questions of, and to receive answers from, the Purchaser concerning the Purchaser, the Purchaser's business and the terms and conditions of an investment in the Purchaser, and to
(iii) obtain any additional information, to the extent the Purchaser possesses such information or could acquire such information without unreasonable effort or expense, necessary to verify the accuracy of any information previously furnished. All such questions have been answered to Seller's full satisfaction, and all information and documents, records and books pertaining to an investment in the Purchaser which Shareholder has requested have been made available to Seller.

     (b) Each Seller is able to bear the substantial economic risks of Seller's investment in the Purchaser and the purchase of securities of the Purchaser in that, among other factors, Seller can afford to hold securities of the Purchaser for an indefinite period and can afford a complete loss of Seller's investment in the Purchaser.

     (c) No material adverse change in Seller's financial condition has taken place during the past twelve (12) months, and Seller will have sufficient liquidity with respect to Seller's net worth for an adequate period of time to provide for Seller's needs and contingencies.

     (d) Each Seller is relying solely on Seller's own decision or the advice of Seller's own advisor(s) with respect to an investment in the Purchaser and the acquisition of securities of the Purchaser, and has neither received nor relied on any communication from the Purchaser, the Purchaser's officers or the Purchaser's agents regarding any legal, investment or tax advice relating to an investment in the Purchaser and the acquisition of securities of the Purchaser.

     (e) Securities of the Purchaser are acquired by Seller for Seller's own account, for investment and not with a view to, or in connection with, any public offering or distribution of the same and without any present intention to sell the same at any particular event or circumstances. Seller has no agreement or other arrangement with any person to sell, transfer or pledge any part of securities of the Purchaser which would guarantee Seller any profit or provide any guarantee to Seller against any loss with respect to securities of the Purchaser.

     (f) Each Seller understands that no federal, state or other governmental agency of the United States or any other territory or nation has passed on or made any recommendation or endorsement of an investment in securities of the Purchaser.

     (g) Each Seller understands that securities of the Purchaser have not been registered under the United States Securities Act of 1933, as amended (the "Act") or applicable state or other securities laws, and securities of the Purchaser are offered and sold under an exemption from registration provided by such laws and the rules and regulations thereunder; further, Seller understands that the Purchaser is under no obligation to register securities of the Purchaser or to comply with any applicable exemption under any applicable securities laws with respect to securities of the Purchaser. Seller must bear the economic risks of an investment in the Purchaser for an indefinite period of time because it is not anticipated that there will be any market for securities of the Purchaser and because securities of the Purchaser cannot be resold unless subsequently registered under applicable securities laws or unless an exemption from such registration is available. Seller also understands that the exemption provided by Rule 144 under the Act may not be available because of the conditions and limitations of such Rule, and that in the absence of the availability of such Rule, any disposition by Shareholder of any portion of securities of the Purchaser may require compliance with some other exemption under the Act. Notwithstanding the foregoing, NPS agrees that it will timely file all required filings with the Securities and Exchange Commission such that Rule 144 shall at all times remain available.

     (h) Seller has been informed that legends referring to the Rule 144 restrictions indicated herein are placed on the certificate(s) evidencing securities of the Purchaser held by Seller, and a legend referencing the lock-up agreement referred to in Article V below shall be printed on all certificates issued to Ebersole.

     (i) Seller agrees that the foregoing representations and warranties will survive the sale of securities of the Purchaser to Seller, as well as any investigation made by any party relying on same.

     (j) Each Seller is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

                                   ARTICLE IV

                            CONDITIONS TO OBLIGATIONS
                          ---------------------------

     Section 4.1 Purchaser. The purchase of the Securities by Purchaser on the Closing Date is conditioned upon the satisfaction or waiver, at or prior to the consummation of the sale of Securities, of the following conditions:

     (a)  Truth  of  Representations  and  Warranties.  The  representations and
          -------------------------------------------
warranties of contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties have been made on and as of such date (except to the extent that any such representation and warranty is stated in this Agreement to be made as of a specific date, in which case such representation and warranty shall be true and correct as of such specified date).

     (b)  Performance  of  Agreements.  All  of  the agreements of Company to be
          ---------------------------
performed at or prior to the Closing Date pursuant to the terms hereof shall have been duly performed in all material respects, or waived (which waiver shall be evidenced by the occurrence of the Closing).

     (c)  No  Injunction.  No court or other government body or public authority
          --------------
shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

     (d)  No  Litigation.  There  shall  not  be  any action, suit or proceeding
          --------------
pending or threatened that seeks to (i) make the consummation of the transactions contemplated hereby illegal or otherwise restrict or prohibit consummation thereof or (ii) require the divestiture by Purchaser or any of its subsidiaries or Affiliates of shares of stock or of any business, assets or property of any of its subsidiaries or Affiliates, or impose any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties or stock and which, in either case, in the reasonable, good faith determination of Purchaser has a significant likelihood of having a material adverse effect on Purchaser.

     (e)  Non-Competition.  Ebersole  will  enter  into  a three year employment
          ---------------
agreement with NPS, pursuant to which Mr. Ebersole will receive $120,000 per year in compensation, health benefits and an automobile allowance. In the event Mr. Ebersole terminates his employment with the Company for any reason, or the Company terminates Mr. Ebersole's employment for cause (as defined in the employment agreement), at any time prior to the fifth anniversary of the Closing Date (the "Full Vesting Date"), then he will sell to the Company, and the Company will purchase from Mr. Ebersole, for a purchase price of $0.001 per share, a number of shares of common stock equal to 540,000 multiplied by the number of months remaining between the effective date of the termination of Mr. Ebersole's employment and the Full Vesting Date. The number of months remaining shall be rounded up to the nearest whole month.

     Section 4.2 Sellers and Company. The sale of the Securities by Sellers on the Closing Date is conditioned upon the satisfaction or waiver, at or prior to the consummation of the sale of Securities, of the following conditions:

     (a)  Truth  of  Representations  and  Warranties.  The  representations and
          -------------------------------------------
warranties of Purchaser contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties have been made on and as of such date (except to the extent that any such representation and warranty is stated in this Agreement to be made as of a specific date, in which case such representation and warranty shall be true and correct as of such specified date).

     (b)  Performance  of  Agreements.  All of the agreements of Purchaser to be
          ---------------------------
performed at or prior to the Closing Date pursuant to the terms hereof shall have been duly performed in all material respects, or waived (which waiver shall be evidenced by the occurrence of the Closing).

     (c)  No  Injunction.  No court or other government body or public authority
          --------------
shall have issued an order which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby.

     (d)  No  Litigation.  There  shall  not  be  any action, suit or proceeding
          --------------
pending or threatened that seeks to (i) make the consummation of the transactions contemplated hereby illegal or otherwise restrict or prohibit consummation thereof or (ii) require the divestiture by Purchaser or any of its subsidiaries or Affiliates of shares of stock or of any business, assets or property of any of its subsidiaries or Affiliates, or impose any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties or stock and which, in either case, in the reasonable, good faith determination of Purchaser has a significant likelihood of having a material adverse effect on Purchaser.

                                    ARTICLE V

                             POST-CLOSING COVENANTS
                            -----------------------

     Section 5.1  Audit.  The NPS shall, as soon as possible, commence an audit,
                  -----
with an independent certified public accounting firm chosen by NPS, of the Company's 2002 and 2003 fiscal year end income statements and balance sheets, as well as any other financial statements that are required to be filed by NPS, within 60 days of the closing of the acquisition of the Company by NPS.

     Section  5.2  Management Lockup.  Ebersole hereby agrees, for a period (the
                   -----------------
"Lock-up Period") commencing on the Closing Date and ending on the later of (i) the second anniversary of the Closing Date, or (ii) the date upon which the right of NPS to repurchase any shares held by Ebersole terminates, not to sell, loan, pledge, assign, transfer, encumber, distribute, grant or otherwise dispose of, directly or indirectly, or offer, contract or otherwise agree to do any of the foregoing, any rights with respect to (a) any shares of the common stock (the "Common Stock"), of NPS, (b) any options or warrants to purchase any shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock, or (c) any securities convertible into or exchangeable for shares of Common Stock (collectively, the "Securities"), in each case now owned or hereafter acquired directly or indirectly by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition during the Lock-up Period (collectively a "Disposition"), otherwise than as a bona fide gift or gifts, provided the donee or donees thereof agree to be bound by this Lock-up Agreement. The foregoing restriction is expressly agreed to preclude Ebersole from engaging during the Lock-up Period in any hedging or other transaction which is designed to, or reasonably expected to lead to or result in a Disposition of the Securities, even if such Securities would be disposed of by someone other than Ebersole. Furthermore, Ebersole hereby agrees and consents to the entry of stop transfer instructions with NPS's transfer agent against the transfer of the Securities held by the undersigned, except in compliance with this Lock-up Agreement, and the placement of an appropriate legend on the certificates representing the Securities. It is understood that the lockup provisions in this paragraph apply to Ebersole as the leader and CEO of NPS, and are designed to keep Mr. Ebersole's interests aligned with those of NPS's shareholders, and to promote long term shareholder value. Thus, this provision is specifically agreed not to apply to any of the shares held, or to be held, by the ABS Preferred Shareholders, and NPS shall at no time interfere with, or otherwise restrict, hinder or delay any requested transfer of any shares by any of the ABS Preferred Shareholders, so long as such transfer is lawful (which shall be conclusively established by the delivery of a legal opinion at the request of NPS). NPS shall complete any lawful transfer requested in writing by an ABS Preferred Holder within three business days. In the event NPS breaches this provision, the holder of the shares that have not been so transferred shall be entitled to liquidated damages equal to the number of shares held by such shareholder, multiplied by the closing price of NPS's common stock on the date of the requested transfer, multiplied by two percent, for each month or fraction of a month that such shares are not transferred after written request by the shareholder. This provision is personal to the Preferred Holders, and shall not benefit any other shareholder or transferee of the Preferred Holders.

     Section  5.3  Survival.  The  representations and warranties of Articles II
                   --------
and III shall survive the termination of this Agreement for a period of two years, and the covenants and agreements set forth in this Article V shall survive indefinitely.

                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

     Section  6.1   Expenses.   Except  as otherwise provided in this Agreement,
                    --------
each party to this Agreement will bear its respective fees and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the transactions contemplated herein. If this Agreement is terminated, the obligation of each party to pay its own fees and expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

     Section 6.2   Waiver; Remedies Cumulative.   The rights and remedies of the
                   ---------------------------
parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by any party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law,
(a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     Section  6.3   Entire  Agreement  and  Modification.   This  Agreement
                    ------------------------------------
supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter, and constitutes a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by the party to be charged with the amendment.

     Section 6.4   Assignments, Successors and No Third-Party Rights.   No party
                   -------------------------------------------------
may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, except such rights as shall inure to a successor or permitted assignee pursuant to this Section.

     Section  6.5   Severability.   If  any  provision of this Agreement is held
                    ------------
invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     Section 6.6   Construction.   The headings of Articles and Sections in this
                   ------------
Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Articles" and "Sections" refer to the corresponding Articles and Sections of this Agreement.

     Section  6.7   Time of Essence.   With regard to all dates and time periods
                    ---------------
set  forth  or  referred  to  in  this  Agreement,  time  is  of  the  essence.

     Section  6.8   Notices.   All  notices,  consents,  waivers  and  other
                    -------
communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid);
(b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment, so long as such facsimile or e-mail is followed by a copy sent by mail; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in the case of NPS, Ebersole or the Company, to the principal executive office set forth in NPS's last public filing prior to the date of such communication, or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other parties).

     Section  6.9 Governing Law; Consent to Jurisdiction. (a) The interpretation
                  ---------------------------------------
and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of California applicable to contracts made and to be performed entirely within the State of California.

     (b) Any proceeding, action, litigation or claim (a "Proceeding") arising out of or relating to this Agreement or any of the transactions contemplated herein may be brought in the courts of the State of California, County of Los Angeles, City of Santa Monica, or, if it has or can acquire jurisdiction, in the United States District Court for the Central District of California, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement or any of the transactions contemplated herein in any other court. The parties agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Each party hereto hereby consents to process being served in any such action or proceeding by the mailing of a copy thereof to the address set forth opposite its name below and agrees that such service upon receipt shall constitute good and sufficient service of process or notice thereof. Nothing in this paragraph shall affect or eliminate any right to serve process in any other manner permitted by law.

     Section 6.10  WAIVER OF JURY TRIAL.   THE PARTIES HEREBY WAIVE ANY RIGHT TO
                   --------------------
TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. TO THE EXTENT THIS JURY WAIVER IS NOT ENFORCEABLE, THEN ANY DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE RESOLVED BY BINDING ARBITRATION CONDUCTED IN SANTA MONICA, CALIFORNIA UNDER THE JAMS ARBITRATION RULES.

     Section  6.11  Execution  of Agreement.   This Agreement may be executed in
                    -----------------------
one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

                            [SIGNATURE PAGE FOLLOWS]

                    [Stock Exchange Agreement signature page]
     IN WITNESS WHEREOF, each of the parties have caused this Stock Purchase Agreement to be executed all as of the day and year first above written.

                                 THE MORPHEUS TRUST:

                                 By:
                                     -----------------
                                 Name:
NATIONAL PARKING SYSTEMS, INC.,  Title:
a Nevada corporation
                                 LIVINGSTON INVESTMENTS, LTD.:

By: /s/ Marc Ebersole
------------------------
Name: Marc Ebersole              By:
                                     -----------------
Title: CEO                       Name:
                                 Title:
ABS Holding Company, Inc.
a Nevada corporation             BURTON PARTNERS, LLC

By: /s/ Marc Ebersole            By:
------------------------         -----------------
Name: Marc Ebersole              Name:
Title: CEO                       Title:

BH Holding Company, Inc.         PICASSO, LLC
a Nevada corporation

                                 By:
                                     -----------------
By:  /s/Marc Ebersole            Name:
------------------------
Name: Marc Ebersole              Title:
Title: CEO
                                 THE GATEWAY REAL ESTATE
Marc Ebersole                    INVESTMENT TRUST:

/s/ Marc Ebersole               By:
-------------------------            -----------------
Marc Ebersole                    Name:
                                 Title:
                                 ---------------------

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